Execution Copy

Exhibit 99.1

August 25, 2017

Littelfuse, Inc.

8755 W. Higgins Road, Suite 500

Chicago, IL 60631

Ladies and Gentlemen:

As a holder of Company Common Stock (as defined below), the undersigned (collectively, the “Stockholder”) understands that IXYS Corporation, a Delaware corporation (the “Company”), and Littelfuse, Inc., a Delaware corporation (“Parent”), are concurrently entering into an Agreement and Plan of Merger, dated of even date herewith (as it may be amended from time to time, the “Merger Agreement”), providing for, among other things, a merger of a wholly owned subsidiary of Parent with and into the Company, followed by a merger of the Company with and into Parent (the “Mergers”), in which each of the issued and outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) (other than any Cancelled Shares and any Dissenting Shares) will be converted into the right to receive the Merger Consideration at the Effective Time. Terms used without definition in this letter agreement shall have the meanings ascribed thereto in the Merger Agreement.

The Stockholder acknowledges that, as an inducement for Parent to enter into the Merger Agreement, Parent has required that the Stockholder enter into this letter agreement and the Stockholder is willing to enter into this letter agreement.

The Stockholder confirms his, her or its agreement with Parent, and Parent confirms its agreement with the Stockholder, as follows:

1. As used in this letter agreement, “Shares” means the shares of Company Common Stock which the Stockholder owns of record or beneficially and has the power to vote (for the avoidance of doubt, excluding any shares underlying options exercisable for, or warrants to purchase, shares of Company Common Stock whether or not such shares are included as beneficially owned by the Stockholder in the Company’s most recent annual proxy statement) as of the date of this letter agreement. The Shares are owned by the Stockholder free and clear of all encumbrances, voting arrangements and commitments of every kind, other than under applicable securities Laws or as set forth on Schedule II hereto and except as would not restrict the performance of the Stockholder’s obligations under this letter agreement. The Stockholder represents and warrants that the Stockholder has the sole or shared power to vote or direct the vote of all Shares.

2. At every meeting of the stockholders of the Company called, and at every postponement, recess or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, the Stockholder agrees to vote, or cause to be voted, all of the Shares (a) in favor of (i) adoption of the Merger Agreement and (ii) any other matter that is required to be approved by the stockholders of the Company to consummate the transactions contemplated by the Merger Agreement, (b) against (i) any proposal made in opposition to approval of the Merger Agreement or in support of any Company Takeover Transaction other than the Mergers and (ii) any Company Takeover Proposal and (c) in favor of any postponement, recess or adjournment at any meeting of the stockholders of the Company relating to any of the matters set forth in the foregoing clause (a) or (b) if the Company has not received proxies representing a sufficient number of shares necessary to obtain the Company Stockholder Approval, in each case unless the Merger Agreement shall have been amended or modified to reduce the amount of Merger Consideration. Any such vote shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). The Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Mergers that the Stockholder may directly or indirectly have by virtue of the ownership of any Shares.

3. The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares.

4. From and after the Effective Time until the earlier of (a) the twelve (12) month anniversary of the Effective Time and (b) February 1, 2019, the Stockholder hereby agrees not to, and to cause its controlled Affiliates not to, offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of common stock, par value $0.01 per share, of Parent (“Parent Common Stock”) or any options or warrants to purchase any Parent Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive Parent Common Stock, owned directly by the Stockholder (including holding as a custodian) or with respect to which the Stockholder has beneficial ownership within the rules and regulations of the SEC, or hereinafter acquired (collectively, the “Parent Shares”), other than as provided herein or pursuant to any Permitted Transfer. The foregoing restriction is expressly agreed to preclude the Stockholder and its controlled Affiliates from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of shares of Parent Common Stock even if such shares of Parent Common Stock would be disposed of by someone other than the Stockholder. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option, swap or similar arrangement) with respect to any of the Stockholder or its controlled Affiliates’ shares of Parent Common Stock.

5. The Stockholder represents and warrants (a) that the Stockholder has duly executed and delivered this letter agreement and has all authority and full legal capacity to enter into this letter agreement; and (b) that, assuming the due authorization, execution and delivery of this letter agreement by Parent, this letter agreement is the Stockholder’s legal, valid and binding agreement and is enforceable against the Stockholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the general principles of equity.

6. The Stockholder further represents and warrants that the execution and delivery of this letter agreement by the Stockholder does not, and the performance of his, her or its obligations under this letter agreement and the consummation of the transactions to be consummated by him, her or it as contemplated hereby will not, (a) conflict with or violate any Law applicable to the Stockholder or by which the Shares are bound or affected, (b) result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Shares are bound or affected, or (c) require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental entity, agency or official except for (i) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent, impair, delay or adversely affect the performance by the Stockholder of his, her or its obligations under this letter agreement.

7. The Stockholder agrees that all representations, terms and conditions of this letter agreement will apply to shares of Company Common Stock of which the Stockholder acquires record or beneficial ownership (and the power to vote) after the date hereof and prior to the termination of this letter agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance, or as a successor in interest in any capacity or otherwise.

8. This letter agreement and all obligations of the parties hereunder shall automatically terminate, without the need for any further action by any person, upon the earliest to occur of (a) termination of the Merger Agreement in accordance with its terms, (b) the earlier of the twelve (12) month anniversary of the Effective Time and February 1, 2019 and (c) the entry without the express prior written consent of the Stockholder into any amendment, modification or waiver of any provision of the Merger Agreement as in effect as of the date hereof that (i) reduces the amount, or modifies the form, of the Merger Consideration payable to any of the stockholders of the Company, or (ii) amends or modifies any of the closing conditions in a manner that would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement, including the Mergers; provided, however, that (x) this paragraph 8 and paragraphs 12, 13, 14, 15, 16, 21, 23, 24 and 25 hereof shall survive any such termination and (y) such termination shall not relieve any party of any liability or damages resulting from any willful and intentional breach of this letter agreement occurring prior to such termination; provided, further, that upon termination of the Merger Agreement under circumstances where the Company Termination Fee is payable to Parent and such Company Termination Fee is paid in full, Parent shall be precluded from any remedy against the Stockholder and the Stockholder shall have no further Liability of any kind for any reason in connection with this letter agreement, the Merger Agreement or the transactions contemplated hereby or thereby, at law or in equity or otherwise, except in the case of fraud or a Willful Breach of this letter agreement, and Parent shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against the Stockholder or its Affiliates or any of their respective directors, officers, employees, partners, managers, members, shareholders or Affiliates or their respective representatives in connection with this letter agreement or the transactions contemplated hereby.

9. The Stockholder is entering into this letter agreement solely in his, her or its capacity as a record or beneficial owner of the Shares and nothing herein is intended to or shall limit or affect any actions taken by the Stockholder, solely in his, her or its capacity as a director or officer of the Company (or a Subsidiary of the Company or as a trustee or fiduciary of any employee benefit plan or trust relating to the Company or its Subsidiaries).

10. The Stockholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure in connection with the Mergers the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s obligations under this letter agreement. The Company is an intended third-party beneficiary of this paragraph 10.

11. The Stockholder agrees that, prior to the termination of this letter agreement, the Stockholder shall not take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing, impairing, delaying or adversely affecting the performance by the Stockholder of his, her or its obligations under this letter agreement other than to a de minimis extent. The Stockholder agrees, without further consideration, to execute and deliver such additional documents and to take such further actions as necessary or reasonably requested by Parent to confirm and assure the rights and obligations set forth in this letter agreement.

12. THIS LETTER AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this letter agreement and of the documents referred to in this letter agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such documents, that he, she or it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in paragraph 13 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

13. The parties to this letter agreement acknowledge and agree that any controversy which may arise under this letter agreement and the other documents referred to in this letter agreement and in respect of the transactions contemplated hereby and thereby, is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this letter agreement and the other documents referred to in this letter agreement, and in respect of the transactions contemplated hereby and thereby. The parties to this letter agreement certify and acknowledge that (a) such party has not represented, expressly or otherwise, that such party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily and (d) such party has been induced to enter into this letter agreement by, among other things, the mutual waivers and certifications in this paragraph 13.

14. Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or by overnight courier addressed, if to the Stockholder, to the address or facsimile number, as applicable, set forth in Schedule I hereto, and, if to Parent, in accordance with Section 8.7 of the Merger Agreement, or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

15. This letter agreement shall not be assignable by operation of law or otherwise. Any purported assignment in violation of this letter agreement is void.

16. The Stockholder recognizes and acknowledges that a breach of any covenants or agreements contained in this letter agreement will cause Parent to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore the Stockholder agrees that in the event of any such breach, Parent shall be entitled to specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which Parent may be entitled, at law or in equity. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement in any court of the United States or any state having jurisdiction.

17. The effectiveness of this letter agreement shall be conditioned upon the execution and delivery of the Merger Agreement by the parties thereto, which shall occur concurrently herewith.

18. The Stockholder agrees not to, prior to the End Date, (a) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any of the Shares (any such action, a “Transfer”) or (b) except as set forth herein, enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise, with respect to any of the Shares, and shall not commit or agree to take any of the foregoing actions.

19. Parent represents and warrants (a) that Parent has duly executed and delivered this letter agreement and has all authority and full legal capacity to enter into this letter agreement; and (b) that, assuming the due authorization, execution and delivery of this letter agreement by the Stockholder, this letter agreement is Parent’s legal, valid and binding agreement and is enforceable against Parent in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the general principles of equity.

20. Parent further represents and warrants that the execution and delivery of this letter agreement by Parent does not, and the performance of its obligations under this letter agreement and the consummation of the transactions to be consummated by it as contemplated hereby will not, (a) conflict with or violate any Law applicable to Parent or by which the Shares are bound or affected, (b) result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on any property or asset of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which Parent or any property or asset of Parent is bound or affected, or (c) require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental entity, agency or official except for (i) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent, impair, delay or adversely affect the performance by Parent of its obligations under this letter agreement.

21. Parent acknowledges and agrees that nothing in this letter agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise expressly provided herein.

22. Any provision of this letter agreement may be (i) waived in whole or in part in writing by the party benefited by the provision or by both parties or (ii) amended or modified at any time by an agreement in writing between the parties hereto executed in the same manner as this letter agreement.

23. The Merger Agreement and this letter agreement (including the documents and instruments referred to herein) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof.

24. In the event that any provision of this letter agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this letter agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this letter agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

25. For purposes of this letter agreement, a “Permitted Transfer” means any Transfer of Shares or Parent Shares, as applicable, (a) with Parent’s prior written consent, (b) to any member of the Stockholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (c) under the laws of intestacy or by will or by operation of law, (d) to any trust, custodianship or other entity utilized for estate planning purposes (or any Subsidiary of any of the foregoing), the beneficiaries of which are the Stockholder and/or any member of the Stockholder’s immediate family, (e) to any controlled Affiliate of the Stockholder; provided, that the Stockholder owns or is otherwise entitled to all or substantially all of the economic interests of such controlled Affiliate, or (f) with respect to any options, in payment of the exercise price of such options or in order to satisfy Taxes applicable to the exercise of such options; provided, further, that a Transfer referred to in clauses (b) through (e) shall be a Permitted Transfer only if the transferee agrees in writing to be bound by the terms of this letter agreement.

[Signature Page Follows]

Please confirm that the foregoing correctly states the understanding between the undersigned and you by signing and returning a counterpart hereof.

Very truly yours,

By:	/s/ Nathan Zommer
NATHAN ZOMMER

SHARKZ L.P.

By:	/s/ Nathan Zommer
Name: Nathan Zommer
Title: General Partner

THE NATHAN ZOMMER DYNASTY TRUST DATED JULY 17, 2006

By:	/s/ Nathan Zommer
Name: Nathan Zommer
Title: Trustee

NATHAN ZOMMER TTEE FBO NATHAN ZOMMER TRUST U/A/0 04-08-2003

By:	/s/ Nathan Zommer
Name: Nathan Zommer
Title: Trustee

[Signature Page to Voting Agreement]

Accepted and agreed as of the date set forth above.

LITTELFUSE, INC.

By:	/s/ Ryan K. Stafford
Name:	Ryan K. Stafford
Title:	Executive Vice President, Chief Legal and Human Resources Officer and Corporate Secretary

[Signature Page to Voting Agreement]

Schedule I: Stockholder Address

c/o IXYS Corporation

1590 Buckeye Drive

Milpitas, CA 95035

Attn: Nathan Zommer

Schedule II: Encumbrances

1.	Loan Agreement, dated as of March 8, 2006, as amended, by and among Citigroup Global Markets Inc. and Morgan Stanley Smith Barney LLC